Exhibit 99.1

Subject: An update on recent filings by Eastman Chemical and Solutia

As you have heard from your manager and leaders over the last several weeks, we continue to reach a number of key milestones in the process of Solutia’s pending merger with Eastman Chemical. One of those milestones is the filing with the Securities and Exchange Commission of a registration statement called a Form S-4. The Form S-4 was filed yesterday by Eastman; it includes both Eastman’s prospectus for the offering of the shares of Eastman common stock to be issued in the merger and Solutia’s preliminary proxy statement for our stockholder meeting to approve the merger. The document is considered preliminary because it is subject to review by the SEC and certain disclosures may change based on comments the companies may receive from the SEC.

The preliminary proxy statement/prospectus includes information about the proposed merger, why Solutia’s Board of Directors is recommending approval of the merger by Solutia stockholders, information about the background of the merger and certain historical and pro forma financial information for the companies, among other items. The Form S-4 includes the most detailed account to date of the merger process. In the event you are contacted by the media or receive questions from the public, please follow Solutia’s usual media interaction policy.

In addition, both parties have begun to make necessary filings under the antitrust or competition laws of the United States, the European Union, China, South Korea, and the Ukraine. In order to complete the merger, Eastman and Solutia must file certain notifications and forms, and receive clearance (including the passage of applicable waiting periods) from these government entities. The parties have made each of the filings and are continuing efforts to obtain these clearances as promptly as possible.

Thank you for your continued focus and hard work during the pendency of this transition. Your manager and leaders will continue to update you with developments in the merger process. For additional information regarding Eastman, please visit: www.eastman.com. Questions about the merger, the preliminary proxy statement/prospectus or this note may be directed to Melissa (Missy) Zona in the corporate communications department at +1-314-674-5555.

Jeff Quinn

Chairman, President and CEO

Additional Information about the Merger and Where to Find It

Eastman has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of Solutia and a prospectus of Eastman relating to the merger. Investors and stockholders of Solutia and Eastman are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they contains important information about the merger. These documents (and all other materials filed by Solutia or Eastman with the SEC) are available at no charge on the SEC’s website at www.sec.gov. The final proxy statement/prospectus will be mailed to stockholders of Solutia when it becomes available. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger because they will contain important information about the merger and the parties to the merger.

Participants in the Merger Solicitation

Solutia, Eastman and certain of their directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Solutia’s stockholders in connection with the merger. Information regarding Eastman’s directors and executive officers is available in Eastman’s preliminary proxy statement filed with the SEC on March 2, 2012 in connection with its 2012 annual meeting of stockholders, and information regarding Solutia’s directors and executive officers is available in Solutia’s proxy statement filed with the SEC on March 4, 2011 in connection with its 2011 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the definitive proxy statement and other relevant materials which may be filed with the SEC in connection with the merger when they become available.